                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 21, 2003

                             Everest Re Group, Ltd.
--------------------------------------------------------------------------------

               (Exact Name of Registrant as Specified in Charter)
--------------------------------------------------------------------------------


            Bermuda                    1-15731               Not Applicable
------------------------------  ---------------------  -------------------------
 (State or Other Jurisdiction        (Commission           (I.R.S. Employer
      of Incorporation)              File Number)         Identification No.)


c/o ABG Financial & Management Services, Inc.
          Parker House, Wildey Road
            St. Michael, Barbados                           Not Applicable
---------------------------------------------         --------------------------
  (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code: 246-228-7398


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits
               --------

               Exhibit No.                                Description
               -----------                                -----------
               99.1                              News Release of the registrant,
                                                 dated July 21, 2003




Item 9. REGULATION FD DISCLOSURE

          See Item 12. Results of Operations and Financial Condition.



Item 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On July 21, 2003, the registrant issued a news release announcing its second quarter 2003 results. A copy of that news release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

          The news release furnished herewith contains information regarding the registrant's operating income. Operating income differs from net income, the most directly comparable generally accepted accounting principle financial measure, only by the exclusion of realized gains and losses on investments. Management believes that presentation of operating income provides useful information to investors because it more accurately measures and predicts the registrant's results of operations by removing the variability arising from the management of the registrant's investment portfolio. In addition, management, analysts and investors use operating income to evaluate the financial performance of the registrant and the insurance industry in general.

          In accordance with general instructions B.2 and B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Items 9 and 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       EVEREST RE GROUP, LTD.


                                       By: /s/ STEPHEN L. LIMAURO
                                          --------------------------------------
                                                 Stephen L. Limauro
                                           Executive Vice President and Chief
                                                  Financial Officer

Dated: July 21, 2003

                                  EXHIBIT INDEX

Exhibit
Number                   Description of Document                        Page No.
-------                  -----------------------                        --------

99.1                     Press Release of the registrant, dated             5
                         July 21, 2003.